Exhibit 99.1

NEWS RELEASE

For Immediate Release	One American Row
PO Box 5056
Hartford CT 06102-5056
www.phoenixwm.com

Contacts:
Media Relations	Investor Relations
Alice Ericson, 860-403-5946	860-403-7100
alice.ericson@phoenixwm.com	pnx.ir@phoenixwm.com

Dona D. Young to Retire as Chairman, President and CEO of Phoenix; James D. Wehr to Become

President and CEO; Thomas S. Johnson Elected Non-executive Chairman

Hartford, Conn., March 23, 2009 – The Phoenix Companies, Inc. (NYSE: PNX) today announced that Dona D. Young, chairman, president and chief executive officer, will retire from the company after 29 years. As a result, James D. Wehr, senior executive vice president and chief investment officer, has been promoted to president and chief executive officer and will join the Phoenix Board of Directors. Thomas S. Johnson was named non-executive chairman. All changes will be effective April 15, 2009. Mrs. Young will step down from the Board of Directors and will become a consultant to the company for one year.

“Dona Young’s commitment to this company and its people is unmatched,” said Peter C. Browning, Phoenix’s lead director. “She has been CEO during one of the most difficult periods in the company’s 158-year history, and throughout those six years, demonstrated steadfast leadership, courage and foresight. She leaves Phoenix with many core strengths that will stand it in good stead during these difficult times, and we are very grateful for her dedicated service.”

“Jim Wehr has significant investment experience, including managing the portfolio for our insurance and annuity business. He has skillfully taken the right steps to assure that our investments meet our criteria for preserving value for shareholders and delivering the security our customers expect,” Mr. Browning said. “His financial markets experience will serve the company well during these unprecedented times.”

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Mrs. Young commented, “My entire career has been at Phoenix, which made this a particularly difficult decision. Ultimately, however, I determined that it was the right time to make the change for the company and for my family. Obviously, the past several months have been challenging as never before, and Jim Wehr’s deep market expertise has been invaluable. Clearly, Jim is ready to lead the company at this critical point in its history. The management team is deep and strong, and the Board is experienced and resourceful. I look forward to working with Jim and the Board to assure a seamless transition and as a consultant for the next year.”

“I am excited by this opportunity,” said Mr. Wehr. “Although it will not be easy, I am fortunate to have a great management team and Board, and together we will continue to take the decisive steps necessary to advance the company for our shareholders, customers and business partners. I want to thank Dona for her leadership and counsel, particularly over the last few years, and I am pleased to have benefit of her counsel for the next 12 months.”

Mrs. Young, 55, joined Phoenix as an attorney in 1980 after serving as a summer law intern in 1979. She progressed through increasingly responsible positions in law, reinsurance, sales and marketing, and operations and was named chairman, president and chief executive officer in 2003. Mrs. Young holds bachelor’s and master’s degrees in political science from Drew University and a law degree from the University of Connecticut.

Mr. Wehr, 51, joined Phoenix in 1981 and has held a series of increasingly senior investment positions, including credit research, trading and portfolio management. He has served as chief investment officer since 2004, was named executive vice president in 2005, and senior executive vice president in 2007. Mr. Wehr has a bachelor’s degree from Fairfield University and a master of business administration from the University of Connecticut

Mr. Johnson, 68, joined Phoenix’s Board in 2000 and serves as chairman of the compensation committee. He is the retired chairman and chief executive officer of GreenPoint Financial Corporation, where he served from 1993 to 2004, was president and director of Manufacturers Hanover Trust Company and Manufacturers Hanover Corp. from 1989 to 1991, and is also a director of R.R. Donnelley & Sons Company, Inc. and Alleghany Corporation. Mr. Johnson has a bachelor’s degree from Trinity College and a master of business administration from Harvard Business School.

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ABOUT PHOENIX

With a history dating to 1851, The Phoenix Companies, Inc. (NYSE:PNX) helps its customers find straightforward solutions to often highly complex personal financial and business planning needs through life insurance and annuities. Phoenix’s products are available through a wide variety of third-party financial professionals and intermediaries, supported by the company’s wholesalers and financial planning specialists. In 2008, Phoenix had annual revenues of $2.0 billion and total assets of $25.8 billion. For more information, visit www.phoenixwm.com.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, as well as other statements, including but not limited to, words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar expressions. Forward-looking statements are made based upon our current expectations and beliefs concerning trends and future developments and their potential effects on the company. They are not guarantees of future performance. Our actual business, financial condition and results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties, which include, among others: (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets and changes in interest rates; (ii) the effect of continuing adverse capital and credit market conditions on our ability to meet our liquidity needs, our access to capital and our cost of capital; (iii) the possibility of losses due to defaults by others including, but not limited to, issuers of fixed income securities; (iv) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (v) the effect of guaranteed benefits within our products; (vi) the consequences related to variations in the amount of our statutory capital due to factors beyond our control; (vii) downgrades in our debt or financial strength ratings; (viii) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our pricing expectations; (ix) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (x) our dependence on non-affiliated distributors for our product sales; (xi) our dependence on third parties to maintain critical business and administrative functions; (xii) our ability to attract and retain key personnel in a competitive environment; (xiii) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xiv) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xv) the potential need to fund deficiencies in our Closed Block; (xvi) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xvii) the possibility that the actions and initiatives of the U.S. Government, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically (xviii) other legislative or regulatory developments; (xix) legal or regulatory actions; (xx) changes in accounting standards; (xxi) the potential effects of the spin-off of our former asset management subsidiary; (xxii) the potential effect of a material weakness in our internal control over financial reporting on the accuracy of our reported financial results; and (xxiii) other risks and uncertainties described herein or in any of our filings with the SEC. We undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

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